Exhibit 32.2

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Ronald Ristau, as Chief Financial Officer of Signet Jewelers Limited (the “Company”), hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) the accompanying Quarterly Report on Form 10-Q for the period ending April 28, 2012, as filed with the U.S. Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 24, 2012

By:	/s/ Ronald Ristau
Name:	Ronald Ristau
Title:	Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)